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                                                                    EXHIBIT 23.2



                  FORM OF CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the filing of our opinion as Exhibit 8 to the Registration Statement on Form S-4 and to the reference to us under the heading "The Merger-- Certain Federal Income Tax Consequences" in such Registration Statement.




Birmingham, Alabama
August 28, 2001